DEBT	6 Months Ended
Jun. 30, 2016
Debt Disclosure [Abstract]
DEBT
DEBT

Debt at June 30, 2016 and December 31, 2015 is summarized as follows:

(in thousands of $)	2016	2015
U.S. dollar denominated floating rate debt	886,467	761,739
U.S. dollar denominated fixed rate debt	172,399	167,815
Seller's credit	—	4,739
Deferred charges	(6,051)	(5,797)
Total debt	1,052,815	928,496
Less: current portion	—	(20,380)
	1,052,815	908,116

In the six months ended June 30, 2016, the Company drew down $142.2 million from its $425 million term loan facility in connection with the three Capesize and two Newcastlemax newbuildings delivered in that period and repaid floating rate debt of $17.5 million (including a prepayment of $4.2 million on two loan facilities in order to comply with minimum value covenant requirements).

The seller's credit of $4.7 million was repaid in January 2016.

The movement of $4.6 million on the U.S dollar denominated fixed rate debt in 2016 represents the amortization of purchase price adjustments arising from the Merger.

The Company has recorded deferred charges of $6.1 million at June 30, 2016 as a direct deduction from the carrying amount of the related debt rather than as an asset following its adoption of Accounting Standards Update 2015-03 and has applied this on a retrospective basis to December 31, 2015. During the six months ended June 30, 2016, debt restructuring fees of $0.9 million were capitalized in connection with the loan amendments described below and $0.7 million amortization in total was recognized.

Loan Amendments
In February 2016, we agreed with our lenders to amend certain of the terms on the $420.0 million term loan facility, $425.0 million senior secured post-delivery term facility, $33.93 million credit facility, $82.5 million credit facility and the $284.0 million credit facility, or the Loan Facilities. For the period from April 1, 2016 to September 30, 2018 there will be no repayments on these facilities, the minimum value covenant is set at 100% with a subsequent increase to 125% or 135% (depending on the facility) on October 1, 2018 and anytime thereafter and the market adjusted equity ratio is waived. We have also agreed that for the nine remaining newbuilding contracts where we have financing in the $425.0 million term loan facility, there will be a fixed draw down of $25.0 million per vessel subject to compliance with the minimum value covenant of 100% for the period. The margins on the loans are unchanged and average 2.3%, however, we will pay an increased margin of 4.25% for the deferred repayments under the loan facilities. We will resume repayment of each loan on October 1, 2018 based on the repayment model as if October 1, 2018 was April 1, 2016 regardless of any repayment made during the period in accordance with the cash sweep mechanism described below and without affecting the final maturity date.

A cash sweep mechanism will be put in place whereby we will pay down on the deferred repayment amount should our cash position improve. We will furnish our lenders at the end of each first and third quarter a calculation of free projected cash anticipated at September 30, 2018, or the Free Projected Cash. All Free Projected Cash above a threshold of $25 million will be used to repay the loans on the cash sweep repayment date, which is when the compliance certificates fall due. The first cash sweep repayment date will fall due at the end of the third quarter of 2016. The cash sweep that we will pay to each lender will be based on a percentage of the excess cash as calculated as per end of that half year period equal to:

•	the installments that had fallen due and payable under the agreements during that period had not such installments been suspended in accordance; over

•	all regular installments that had fallen due and payable under all existing credit facilities during that period had not such installments been suspended.

Existing credit facilities include the Loan Facilities and the $22 million senior secured term loan agreement made between Golden Opus Inc, and us as guarantor of 50% of the facility. Any repayments made under the cash sweep will be applied against balloon payments due on the loans. Due to the operation of the cash sweep mechanism, we will not be permitted to make any cash dividend payments without the prior approval of our lenders in the period to September 30, 2018.

The agreement with the lenders was subject to us raising $200 million in equity. We announced in February 2016 that we had successfully completed a private placement that raised net proceeds of $205.4 million, comprising $208.0 million gross proceeds from the placement net of issue costs of $2.6 million.

The impact of these loan amendments was to defer $113.9 million of loan repayments due in the period from April, 1 2016 to September 30, 2018 and to postpone repayments on future drawings on the delivery of newbuilding vessels and Golden Opus in this period. The amendments to the loan agreements resulted in presentation of the total floating rate debt as long term at June 30, 2016 and December 31, 2015.

U.S. Dollar Denominated Fixed Rate Debt
3.07% Convertible Bonds due 2019
The conversion price on the $200 million convertible bond, or the Convertible Bond, was adjusted in accordance with clause 14.6 of the Bond Agreement from $19.93 to $17.63 per share effective from February 23, 2016 as a result of the private placement.

The outstanding debt at June 30, 2016 is repayable as follows;

(in thousands of $)
2016 (remaining six months)	—
2017	—
2018	84,452
2019	485,759
2020	373,339
Thereafter	142,918
1,086,468
Amortization of purchase price adjustment and deferred charges	(33,653)
1,052,815

Assets pledged
As of June 30, 2016, forty-five vessels (December 31 2015: forty vessels) with an aggregate carrying value of $1,764.8 million (December 31, 2015: $1,488.2 million) were pledged as security for our floating rate debt.